EXHIBIT 99.1

Cannae Holdings, Inc. Announces Black Knight’s Definitive Equity Purchase Agreement with Optimal Blue to Expand Origination Offerings

Cannae Holdings, Inc. and Thomas H. Lee Partners, L.P. will invest in a newly-formed entity

Las Vegas, NV -- (July 27, 2020) -- Cannae Holdings, Inc. (NYSE:CNNE) (“Cannae”) today announced that Black Knight, Inc. (“Black Knight”), a leading provider of integrated software, data and analytics to the mortgage and real estate industries, has entered into a definitive equity purchase agreement with affiliates of private equity firm GTCR, LLC, to purchase Optimal Blue, a leading provider of secondary market solutions and actionable data services, for an enterprise value of $1.8 billion, subject to customary purchase price adjustments.

In connection with the acquisition, Black Knight will combine its Compass Analytics business with Optimal Blue in a newly formed entity and sell a minority interest in the new entity to both Cannae and Thomas H. Lee Partners, L.P. (“THL”). Cannae and THL will each own approximately 20% of the new entity. Black Knight will own approximately 60% of the new entity. The acquisition is being funded with cash on hand, debt financing, and equity contributions of $290.0 million each, or $580.0 million total from Cannae and THL. In addition to its equity contribution, Cannae will invest $100.0 million in debt into the newly formed entity.

“Optimal Blue is a business that we have respected for many years. By bringing Optimal Blue into the Black Knight family, we will be adding industry-leading product, pricing and eligibility (PPE) capabilities to our already robust set of solutions and enhancing our already comprehensive data and analytics capabilities,” said Anthony Jabbour, CEO of Black Knight. “In addition to Optimal Blue’s high-quality and passionate management team, we are pleased and honored to be partnering with two experienced and successful investors in Cannae and THL, both of which we have known and respected for a long time and are confident will provide meaningful value-add.”

“Optimal Blue and Black Knight share similar strategies for innovation, integration and client focus, as well as a similar culture, which is key to successfully integrating premier companies,” said Scott Happ, CEO of Optimal Blue. “We are excited about the opportunity to be part of Black Knight where there is such a great strategic fit, strong client base and so many opportunities to deliver innovative solutions that will add value to our clients.”

Jabbour added, “We also share similar business models, which include subscription-based recurring revenue and significant operating leverage. We believe Optimal Blue will be accretive to our key financial metrics and will create significant value for our shareholders. Combining the strengths of Black Knight and Optimal Blue will give clients of both companies additional offerings from a single provider and will significantly expand Black Knight’s opportunities to cross-sell our comprehensive solutions.”

Overview of Offerings
Optimal Blue offers the mortgage industry’s leading product, pricing and eligibility (PPE) engine; comprehensive secondary services, such as pipeline management; valuable origination-specific data and analytics and an industry leading loan-trading platform, among other technologies that support efficiency and regulatory compliance in the origination process.

The Optimal Blue network includes approximately 1,000 originators and 185 investors that use Optimal Blue’s industry-leading PPE engine, and more than 3,000 industry participants, in total. The PPE engine produces more than 240 million pricing quotes per year, representing approximately 35% of all mortgages with locked interest rates nationwide. This powerful platform streamlines the origination process for lenders by aggregating pricing and product guidelines from investors so lenders can efficiently price and originate mortgage products that can be sold on the secondary market. The PPE engine enables investors to systematically publish interest rate and received rate locks to its network of mortgage industry participants, driving significant efficiencies for a large portion of the industry.

Optimal Blue also provides mortgage market participants accurate, granular and timely insights into pricing, enterprise data, competitive positioning and industry trends, so they can validate strategies and maximize revenues.

Optimal Blue’s Resitrader is an online loan trading platform delivered in a secure, cloud-based platform that connects investors to a large base of sellers. By adding Black Knight’s comprehensive origination and servicing data assets to the Resitrader loan trading platform, Black Knight will be able to deliver the ability to buy and sell new and seasoned loans via this platform. As the leading provider of servicing software to the mortgage industry, this powerful combination will further streamline the sale of loans between Black Knight’s servicing clients, as well as those not currently using Black Knight’s MSP servicing software.

Strategic and Financial Benefits
•Adds market-leading products to Black Knight’s comprehensive offerings, augmenting Black Knight’s already strong origination software franchise
•Provides significant cross-selling opportunities
•Adds strong management team with significant industry expertise
•Similar business models featuring subscription-based recurring revenue
•Highly accretive to both growth and profitability financial metrics

Transaction Details
The transaction is subject to regulatory approvals and satisfaction of other customary closing conditions. Closing of the transaction is currently expected to occur in the third quarter of 2020.

About Cannae Holdings, Inc.
Cannae Holdings, Inc. (NYSE: CNNE) is a firm that owns a portfolio of publicly and privately traded equity securities. Cannae was founded and is led by investor William P. Foley, II. Foley is responsible for the creation and growth of over $100 Billion in publicly traded companies including Fidelity National Information Services (“FIS”), Fidelity National Financial (“FNF”) and Black Knight (“BKI”). Cannae’s current principal holdings include Dun & Bradstreet, which recently completed a successful business transformation and IPO. Cannae holds an approximately 18% interest in Dun & Bradstreet (“DNB”) or ~76 million shares. Cannae’s second principal holding is Ceridian (“CDAY”), which Foley transformed from a legacy payroll bureau into a leading cloud based provider of human capital management software.

Cannae owns 11% of Ceridian representing approximately 16.1 million shares. Cannae’s third largest holding is approximately 6 million shares and equivalents in CoreLogic.

About Black Knight
Black Knight (NYSE:BKI) is a leading provider of integrated software, data and analytics solutions that facilitate and automate many of the business processes across the homeownership lifecycle.

As a leading fintech, Black Knight is committed to being a premier business partner that clients rely on to achieve their strategic goals, realize greater success and better serve their customers by delivering best-in-class software, services and insights with a relentless commitment to excellence, innovation, integrity and leadership. For more information on Black Knight, please visit www.blackknightinc.com.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: satisfaction of the conditions to closing the acquisition of Optimal Blue LLC and consummate the transaction, including the receipt of regulatory approvals; our ability to obtain debt financing to finance the transaction on reasonable terms, changes in general economic, business and political conditions, changes in the financial markets and changes in the conditions resulting from the outbreak of a pandemic such as the novel COVID-19 (“COVID-19”); the overall impact of the outbreak of COVID-19 and measures to curb its spread, including the effect of governmental or voluntary mitigation measures such as business shutdowns, social distancing, and stay-at-home orders; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; risks associated with our split-off from Fidelity National Financial, Inc., including limitations on our strategic and operating flexibility related to the tax-free nature of the split-off and the Investment Company Act of 1940; and risks and uncertainties related to the success of our externalization.

This press release should be read in conjunction with the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission

SOURCE: Cannae Holdings, Inc.
CONTACT: Jamie Lillis, Managing Director, Solebury Trout, 203-428-3223, jlillis@soleburytrout.com